UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) September 22, 2008

Beach First National Bancshares, Inc.

(Exact name of registrant as specified in its charter)

South Carolina

(State or other jurisdiction of incorporation)

000-22503	57-1030117
(Commission File Number)	(IRS Employer Identification No.)

3751 Robert Grissom Parkway, Suite 100, Myrtle Beach, South Carolina	29577
(Address of principal executive offices)	(Zip Code)

(843) 626-2265
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02(b) DEPARTURE OF DIRECTORS

On September 22, 2008, Mr. Thomas P. Anderson, a Director of the Company and the Bank, resigned from his position as Director due to his residence being in another part of the state. The resignation was effective upon receipt by the Company.

The Company does not anticipate filling the vacancy on the board caused by Mr. Anderson's resignation at this time. Upon Mr. Anderson's resignation, the Board of Directors of the Company has been decreased in size from 15 to 14 members.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEACH FIRST NATIONAL BANCSHARES, INC.

By: /s/ Walter E. Standish, III
Name: Walter E. Standish, III
Title: President and Chief Executive Officer

Dated: September 25, 2008

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